BULL PATH LONG SHORT FUND

Class A shares: BPFAX

Class C shares: BPFCX

Class I shares: BPFIX

 a Series of Northern Lights Fund Trust

Supplement dated June 23, 2010, to Prospectus and Statement of Additional Information each dated May 12, 2009.

_____________________________________________________________________

Effective, June 23, 2010, the name of the Bull Path Long Short Fund has changed to The Long-Short Fund.  Consequently, all references to Bull Path Long Short Fund in the Fund's Prospectus and Statement of Additional Information are deleted and replaced with The Long-Short Fund.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 12, 2009, and the Supplement to the Prospectus and Statement of Additional Information dated November 10, 2009, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-888-899-2726 or by visiting www.Bullpathfunds.com.

Please retain this Supplement for future reference.